SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : June 25, 1997


                       Saxon Asset Securities Trust 1997-1
             Mortgage Loan Asset Backed Certificates, Series 1997-1

             (Exact name of registrant as specified in its charter)


     Virginia                       34-020552                 52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
 This  report  consists  of 10 consecutively numbered pages.

Item 5.   Other Events.

          On   June   25,   1997    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 1997 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1997-1,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1997-1



Date:    July 7, 1997                    By:   /s/ Bradley D. Adams
                                                     ---------------
                                                     Bradley D. Adams
                                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         June 25, 1997.                                6

                         Exhibit 99.1

                 Monthly Certificateholder Statement on June 25, 1997

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

-----------------------------------------------------------------------------------------------------------------------------------
                                                SAXON ASSET SECURITIES TRUST 1997-1
-----------------------------------------------------------------------------------------------------------------------------------

                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
                                                  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           25-June-97                                                                                           PAGE # 1
RECORD DATE:         31-May-97

-----------------------------------------------------------------------------------------------------------------------------------
                 Original        Beginning                                 Interest Applied              Ending        Aggregate
                 Certificate     Certificate    Principal     Interest     Carry    Realized  Total      Certificate   Scheduled
                                                                           Forward  Loss                               Principal
Class  Cusip #   Balance         Balance        Distribution  Distribution Amount   Amount Distribution   Balance      Balance
---------------------------------------------------------------------------------------------------------------------------------
 AF-1 805559AK7                                                                      N/A               33,897,539.74
                 36,500,000.00   35,176,531.68 1,278,991.94   200,213.09      -          1,479,205.03                104,689,388.56
 AF-2 805559AL5                                                                      N/A               26,997,000.00
                 26,997,000.00   26,997,000.00            -   159,394.79      -            159,394.79
 AF-3 805559AM3                                                                      N/A               10,000,000.00
                 10,000,000.00   10,000,000.00            -    61,458.33      -             61,458.33
 AF-4 805559AN1                                                                      N/A               12,118,000.00
                 12,118,000.00   12,118,000.00            -    78,363.07      -             78,363.07
 AF-5 805559AP6                                                                      N/A                9,512,000.00
                  9,512,000.00    9,512,000.00            -    58,062.83      -             58,062.83
 MF-1 805559AQ4                                                                                         1,866,000.00
                  1,866,000.00    1,866,000.00            -    11,748.03      -        -    11,748.03
 MF-2 805559AR2                                                                                         6,399,000.00
                  6,399,000.00    6,399,000.00            -    41,326.88      -        -    41,326.88
   BF 805559AS0                                                                                         3,253,000.00
                  3,253,000.00    3,253,000.00            -    21,686.67      -        -    21,686.67
                                                                                                                  ----------------
 AV-1 805559AT8                                                                      N/A              286,393,060.62
                302,979,000.00  292,834,692.63 6,441,632.01 1,403,572.95      -          7,845,204.96                343,414,029.90
 MV-1 805559AU5                                                                                        14,299,000.00
                 14,299,000.00   14,299,000.00            -    70,263.70      -        -    70,263.70
 MV-2 805559AV3                                                                                        25,025,000.00
                 25,025,000.00   25,025,000.00            -   125,993.92      -        -   125,993.92
   BV 805559AW1                                                                                        15,194,000.00
                 15,194,000.00   15,194,000.00            -    81,393.41      -        -    81,393.41
    C       N/A            N/A             N/A          N/A                 N/A      N/A                         N/A
                                                                       -                             -
    R       N/A            N/A             N/A          N/A                 N/A      N/A                         N/A
                                                                       -                              -
==================================================================================================================================
         TOTALS
                464,142,000.00  452,674,224.31 7,720,623.95 2,313,477.67      -         10,034,101.62 444,953,600.36 448,103,418.46
===================================================================================================================================

-------------------------------
LIBOR RATE            5.75000%
-------------------------------

Factor Information Per $1,000 of the Original Balance   Pass Through Rate

------------------------------------------------------------------------------
                      Principal      Interest       End Prin       Current
 Class     Cusip #    Distribution   Distribution   Balance        Pass Through Rate
------------------------------------------------------------------------------
  AF-1   805559AK7                                                  6.830000%
                      35.04087507      5.48529014   928.69971890
  AF-2   805559AL5                                                  7.085000%
                                -      5.90416676 1,000.00000000
  AF-3   805559AM3                                                  7.375000%
                                -      6.14583300 1,000.00000000
  AF-4   805559AN1                                                  7.760000%
                                -      6.46666694 1,000.00000000
  AF-5   805559AP6                                                  7.325000%
                                -      6.10416632 1,000.00000000
  MF-1   805559AQ4                                                  7.555000%
                                -      6.29583601 1,000.00000000
  MF-2   805559AR2                                                  7.750000%
                                -      6.45833411 1,000.00000000
    BF   805559AS0                                                  8.000000%
                                -      6.66666769 1,000.00000000
  AV-1   805559AT8                                                  5.950000%
                      21.26098512      4.63257503   945.25713208
  MV-1   805559AU5                                                  6.100000%
                                -      4.91388908 1,000.00000000
  MV-2   805559AV3                                                  6.250000%
                                -      5.03472208 1,000.00000000
    BV   805559AW1                                                  6.650000%
                                -      5.35694419 1,000.00000000
------------------------------------------------------------------------------




If there are any questions or comments, please contact the Relationship Manager listed below



                                            ---------------------------------------

                                                        Mary Jo Davis
                                                        Texas Commerce Bank, N.A.
                                                        600 Travis Street,  8th Floor
                                                        Houston,  Texas  77002
                                                        (713) 216-4756

                                            ---------------------------------------





                                                        TEXAS COMMERCE BANK, N.A.
                                                             MASTER SERVICER


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
---------------------------------------------------------------------------------------------------------------------------------
                                              SAXON ASSET SECURITIES TRUST 1997-1
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1997-1
                                                STATEMENT TO CERTIFICATEHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

DIST DATE:        25-June-97                                                                                   PAGE #    2
RECORD DATE:      31-May-97

                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
Sec. 3.04 (a)     Prepayment Amount
(i) (c)                                                                                      980,626.52     5,338,693.00
                  Substitution Shortfalls Amount
                                                                                                      -               -
                  Repurchase Amounts
                                                                                                      -               -
                  Extra Principal Distribution Amount
                                                                                              217,856.14      890,045.48

                  Applied Realized Loss Amount
                                                                                                      -               -
                  Unpaid Realized Loss Amount
                                                                                                      -               -
                                                                                         -------------------------------



Sec. 3.04 (a)     Group I Net Rate                                                                             9.64364%
(ii)
                  Group II Net Rate                                                                            8.84137%



Sec. 3.04 (a)     The Largest Mortgage Loan Balance Outstanding in Group I
(iii)                                                                                                        777,584.41
                  The Largest Mortgage Loan Balance Outstanding in Group II
                                                                                                           1,496,051.44


                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
Sec. 3.04 (a)     Servicing Fees
(iv)                                                                                          37,644.91       142,879.22

                  Master Servicing Fees
                                                                                               2,731.89         9,014.95
                                                                                         -------------------------------





Sec. 3.04 (b)     The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)
                  as of the Close of Business as of the end of the Related Prepayment Period


                                         ---------------------------------------------------------------------------------
                                                       Group I                                 Group II
                                         ---------------------------------------------------------------------------------
                           ------------------------------------------------------------------------------------------------------
                           Category      Number  Percentage   Principal      Number         Percentage     Principal Balance
                                                              Balance
                           ------------------------------------------------------------------------------------------------------

                         30-59 Days        25      2.52650%                     95             2.47829%
                                                               2,644,979.97                                  8,510,783.13
                         60-89 Days         5      0.47410%                     17             0.50360%
                                                                 496,334.14                                  1,729,448.83
                         90+ Days           3      0.26738%                     12             0.30303%
                                                                 279,923.38                                  1,040,650.67
                         ------------------------------------------------------------------------------------------------

                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
                                                                                          --------------------------------
Sec. 3.04 (b)     Number of Mortgage Loans in Foreclosure Proceedings
(iii)                                                                                            2               1
                  Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                  Proceedings                                                               296,817.50       166,559.30
                  Number of Mortgage Loans in Foreclosure in Prior Month
                                                                                                 -               -
                  Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                  Prior Month                                                                    -               -
                                                                                          --------------------------------



                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
                                                                                          --------------------------------
Sec. 3.04 (b)     Number of Mortgagors in Bankruptcy
(iv)              Proceedings                                                                    -              -
                  Scheduled Principal Balances of Mortgage Loans in Bankruptcy
                  Proceedings                                                                    -              -
                                                                                          --------------------------------



                                                                                          --------------------------------
                                                                                              Group I        Group II
                                                                                          --------------------------------
Sec. 3.04 (b) (v) Number of REO Preperties in the Prepayment Period
                                                                                                 -               -
                  Aggregate book value of REO Preperties
                                                                                                 -               -
                                                                                          --------------------------------




                                                                             ---------------------------------------------
                                                                               Servicer       Group I        Group II
                                                                             ---------------------------------------------
Sec. 3.04 (b)     Number of 60+ Day Delinquent Loans                         Meritech          8               2
(vi)
                                                                            Long Beach         N/A            27
                                                                           -----------------------------------------------
                  Amount by Principal Balance of 60+ Day Delinquent Loans    Meritech      776,257.52       208,803.48

                                                                            Long Beach         N/A        2,561,296.02
                                                                           -----------------------------------------------







                                                   TEXAS COMMERCE BANK, N.A.
                                                        MASTER SERVICER


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